     AGREEMENT dated as of the 8th day of February, 2001, by and among TBS
SHIPPING INTERNATIONAL LIMITED, a corporation organized under the laws of
Bermuda (hereinafter referred to as "International"), TBS WORLDWIDE SERVICES
INC., a corporation organized under the laws of the Marshall Islands
(hereinafter referred to as "Worldwide") and its direct or indirect subsidiaries, TBS PACIFIC LINER, LTD., TBS LATIN AMERICA LINER, LTD., TBS NORTH
AMERICA LINER, LTD., TBS EUROLINES, LTD. and TBS OCEAN CARRIERS, LTD., all
corporations organized under the laws of the Marshall Islands (hereinafter collectively referred to as the "Liner Companies"), on the one hand, and TBS
COMMERCIAL GROUP LTD., a corporation organized under the laws of Bermuda
(hereinafter referred to as "Commercial"), and BEACON HOLDINGS LTD., a corporation organized under the laws of Bermuda (hereinafter referred to as
"Beacon"), on the other.

     WHEREAS, the parties desire to formalize their existing agreements and understandings concerning the performance of commercial, brokerage and port agency services rendered to the Liner Companies by subsidiaries of Commercial and Beacon,

     NOW, THEREFORE, the parties agree as follows:

     1. Engagement. The Liner Companies shall retain the services of the subsidiaries of Commercial and Beacon listed in Exhibit A attached hereto
(hereinafter referred to as the "Service Subsidiaries") upon the terms and conditions hereinafter set forth. International and Worldwide further agree that all their subsidiaries, whether now organized and existing or to be organized and existing in the future will retain the services of the Service Subsidiaries upon the terms and conditions hereinafter set forth.

     2. Term. The term of this Agreement shall be deemed to have commenced on
January 1, 2000 and shall continue for a period of four years from and after the later of July 1, 2000 or the effective date of the plan of reorganization confirmed in International's case under chapter 11 of title 11 of the United
States Code and shall terminate on the fourth anniversary of such effective date; provided, however, that this Agreement shall continue in effect thereafter unless 180 days' notice of cancellation is given by either party, which 180 days, notice may be given, at the earliest, 180 days prior to the end of the original four year term.

     Wells Fargo Bank Minnesota, N.A. shall have power of attorney to terminate this Agreement upon the occurrence of an Event of a Default as defined in the
Amended and Restated Indenture dated as of February 8, 2001, entered into between TBS Shipping International Limited as issuer and Wells Fargo Bank
Minnesota, N.A. as trustee when such Event of Default has been caused by a failure to make payment of (a) interest under Section 7.01(i) thereof or (b)
principal under Section 7.01(ii) thereof and upon the giving of an Acceleration
Notice when such Event of Default has been caused by defaults other than a failure to make payments under either Section 7.01(i) or Section 7.01(ii) of such indenture. Wells Fargo Bank Minnesota, N.A.'s option to terminate shall not constitute an obligation to terminate.

     3. Scope. During the term of this contract, the Liner Companies, and any other subsidiary of International and Worldwide, now existing or to be organized in the future, shall retain the services of the Service Subsidiaries, exclusively, for the performance of commercial,

brokerage, and port agency services anywhere in the world where a Service
Subsidiary operates and the Service Subsidiaries shall perform such commercial, brokerage and port agency services as are required by the Liner Companies or other subsidiaries of International or Worldwide.

     4. Compensation. International, Worldwide and the Liner Companies shall pay to the Service Subsidiaries fees for their services in accordance with the fee schedule appearing in Exhibit A hereto. Such fees shall remain the same for the first two years of this Agreement and then will be adjusted in accordance with the market price for such services for the remaining term of the Agreement, provided however, that the annual increase shall be subject to the approval of the board of directors of International.

     5. Waiver of Liens. Commercial and Beacon hereby confirm that neither they nor the Service Subsidiaries have any lien whatsoever against any vessel owned by any company affiliated with the Liner Companies and all such present and future liens are irrevocably waived and released, provided however, that, should this Agreement be terminated, then Commercial, Beacon and/or the Service
Subsidiaries will be entitled to assert any liens that may arise by operation of law against any such vessel for unreimbursed advances made by them in the performance of services for the Liner Companies.

     6. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to any conflicts-of-law provision which would require the application of the law of a different jurisdiction.

     7. Arbitration. Should any dispute or difference arise between the parties hereto, such dispute or difference shall be referred to arbitration in New York, with Commercial, Beacon and the Service Subsidiaries, on the one hand appointing an arbitrator, and International, Worldwide and the Liner Companies, on the
other, appointing another, and the two arbitrators so appointed appointing a third one. The decision of a majority of such arbitrators shall be final and binding on both parties hereto.

     8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                       2

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their corporate name by their corporate officers, as of the day and year first above written.

TBS SHIPPING INTERNATIONAL LIMITED        TBS COMMERCIAL GROUP LTD.

By:                                       By:
    -----------------------------------       ---------------------------------
    Title:                                    Title:

TBS WORLDWIDE SERVICES INC.               BEACON HOLDINGS LTD.

By:                                       By:
    -----------------------------------       ---------------------------------
    Title:                                    Title:

TBS NORTH AMERICA LINER, LTD.             TBS LATIN AMERICA LINER, LTD.

By:                                       By:
    -----------------------------------       ---------------------------------
    Title:                                    Title:

TBS OCEAN CARRIERS, LTD.                  TBS PACIFIC LINER, LTD.

By:                                       By:
    -----------------------------------       ---------------------------------
    Title:                                    Title:

TBS EUROLINES, LTD.

By:
    -----------------------------------
    Title:

                                       3

                                    EXHIBIT A
                                   COMMISSIONS

     Each Service Subsidiary shall receive such portion of the total cargo commissions or other compensation normally payable to a chartering or cargo broker or commercial agent as it may agree upon with the other participating chartering or cargo brokers or commercial agents.

                                PORT AGENCY FEES

            COMMISSION
AGENT      DESCRIPTION     RATE   PORT AGENCY FEES
-----      -----------     ----   ----------------
AQUARIUS                             $1,750/call

TECNISEA                             $1,500/call

LIMA                                 $2,500/call

BRAZIL                               $4,000/call

BADEMAR    Tramp Service
           -------------
           Eugran                    $2,500/call
           M&R                       $1,500/call

           Liner Service
           -------------
           Esmeraldes                $1,500/call
           Guayaquil                 $1,500/call
           PCC/Melser                $1,200/call

                                      A-1